SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2003

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               93-1221339
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

5757 Wilshire Blvd., Suite PH 10, Los Angeles, California                 90036
---------------------------------------------------------                 -----
(Address of principal executive offices)                             (Zip Code)

                                 (323) 857-0448
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                             RP Entertainment, Inc.
                             ----------------------
                   (Former name, if changed since last report)

       1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067
       -------------------------------------------------------------------
                 (Former Address of Principal Executive Offices)

                                  (310)277-1250
                                  -------------
           (Registrant's Former Telephone Number, Including Area Code)

Item 1. Changes in Control of Registrant.

On February 25, 2003, Morton Reed, PhD. and Michael Marcelli, were appointed as directors of LitFunding Corp., a Nevada corporation ("Registrant"). Dr. Reed and the other shareholders of LitFunding Corp. received shares of the Registrant's stock as part of the merger described below. On February 25, 2003, RP Acquisition Corp., a Nevada corporation and our wholly-owned subsidiary ("RPAC") entered into a merger agreement with LitFunding Corp., a California corporation ("LFC"). RPAC was formed by the Registrant for the purpose of effectuating a merger with LFC. The merger transaction between LFC and RPAC was consummated pursuant to an Agreement and Plan of Merger dated February 21, 2003 (the "Merger Agreement"). The Merger Agreement is attached to this Form 8-K as Exhibit 2.1. Pursuant to the Merger Agreement, Douglas S. Borghi resigned as the President, Treasurer, and director of the Registrant and John Holt Smith resigned as the Chief Executive Officer, and Secretary but remains a director of the Registrant. Upon the closing of the merger, Mr. Borghi agreed to have his 2,000,000 shares of the Registrant's common stock cancelled and Mr. Smith agreed to have his 2,500,000 shares of the Registrant's common stock cancelled.

The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock as of February 25, 2003, by each person or entity known by the Registrant to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of the Registrant's directors and named executive officers, and all of the Registrant's directors and executive officers as a group.

======================= =============================================== ======================== =========================
    Title of Class               Name and Address                          Amount and Nature         Percent of Class
                               of Beneficial Owner                       of Beneficial Owner
----------------------- ----------------------------------------------- ------------------------ -------------------------
Common Stock            Morton Reed                                       4,502,500 shares                  52%
                        5757 Wilshire Blvd., Suite PH 10                      director
                        Los Angeles, California 90036
----------------------- ----------------------------------------------- ------------------------ -------------------------
Common Stock            Stanley Tomchin                                   1,445,000 shares                16.7%
                        727 Lilac Dr.
                        Montecito, California 93108
----------------------- ----------------------------------------------- ------------------------ -------------------------
Common Stock            Michael Marcelli                                     30,000 shares                 0.3%
                        5757 Wilshire Blvd., Suite PH 10
                        Los Angeles, California 90036
----------------------- ----------------------------------------------- ------------------------ -------------------------
Common Stock            All directors and named executive officers as     5,977,500 shares                69.0%
                        a group
======================= =============================================== ======================== =========================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

ITEM 2.  ACQUISITION OF ASSETS.

On February 25, 2003, the Registrant entered into an Agreement of Merger with LitFunding Corp., a California corporation ("LFC"). LFC will become a subsidiary when the Articles of Merger between RP Acquisition Corp., the Registrant's wholly owned subsidiary that was formed to facilitate the merger, and LFC are filed with the Nevada Secretary of State. The charter documents of RP Acquisition Corp. are the charter documents of the surviving corporation. Pursuant to the Merger Agreement, the Registrant issued 7,592,250 shares of its common stock to the LFC shareholders in exchange for all the issued and outstanding shares of LFC common stock.

LFC is in the business of providing funding to qualifying plaintiffs and plaintiffs' attorneys for the payment of costs and expenses of litigation, principally in the areas of personal injury, medical malpractice, product liability, toxic torts, and employment. These costs generally include costs such as court filing fees, expert witnesses, private investigators and other expenses that a law office might incur in the course of filing and maintaining a civil lawsuit. LFC does not provide funding for criminal or administrative proceedings.

Item 5. Other Events

On March 3, 2003, the Registrant changed its name from RP Entertainment, Inc. to LitFunding Corp., and its address to 5757 Wilshire Blvd., Suite PH 10, Los Angeles, California 90036.

Item 6. Resignations of Registrant's Directors.

On February 25, 2003, Douglas S. Borghi resigned as the President, Treasurer, and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Borghi's resignation is filed as Exhibit 17.1 to this Form 8-K.

On February 25, 2003, John Holt Smith resigned as the Chief Executive Officer and Secretary but remained a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Smith's resignation is filed as Exhibit 17.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial information required by this Item will be filed by amendment no later than 75 days following the closing date of the Agreement.

Index to Exhibits

2.1      Agreement between RP Entertainment, Inc. and LitFunding Corp.

17.1     Resignation of Douglas S. Borghi

17.2     Resignation of John Holt Smith as an officer

17.3     Letter to Shareholders Announcing Transaction

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  LitFunding Corp.


March 10, 2003                           By:     /s/ Morton Reed
                                                 ------------------------------
                                                 Morton Reed, Director